SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 24, 2002

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

     ITEM 5. OTHER EVENTS

     On October 24, 2002, WebMD Corporation issued a press release reporting preliminary results for the third quarter and announcing a plan to expand its management team, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated by reference herein.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit 99.1 — Press release dated October 24, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: October 24, 2002	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

2

EXHIBIT INDEX

Exhibit No	Description

99.1	Press release dated October 24, 2002

E-1